SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        ---------------------------------

         Date of Report (Date of earliest event reported): May 12, 1997

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                            1-9019                       76-0040040
(State or other                  (Commission                 (I.R.S. Employer
 jurisdiction                    File Number)                Identification No.)
 of incorporation)


                  1330 Post Oak Boulevard, Houston, Texas 77056
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code (713) 623-6544





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Item 5.  OTHER EVENTS.

           Press Releases. The information set forth in the press releases of the registrant dated May 9, 1997 and May 12, 1997, which are filed as exhibits hereto, are incorporated herein by reference.

           The press release dated May 12, 1997 contains forward-looking statements within the meaning of and in reliance upon the "safe harbor"
provisions  of the  Private  Securities  Litigation  Reform Act, as set forth in
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including price volatility, exploration, development, operational and implementation risks, and other factors described from time to time in the registrant's publicly available SEC reports, which could cause actual results to differ materially.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits:


Exhibit
Number   Description

99.1              Press release dated May 9, 1997
99.2              Press release dated May 12, 1997




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         UNION TEXAS PETROLEUM HOLDINGS, INC.


                                         By:  /s/ Alan R. Crain, Jr.
                                              ------------------------------
                                              Alan R. Crain, Jr.
                                              Vice President and General Counsel


Date: May 12, 1997


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                                INDEX TO EXHIBITS



Exhibit
Number   Description

99.1              Press release dated May 9, 1997

99.2              Press release dated May 12, 1997